Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

PENGUIN SOLUTIONS REPORTS Q2 FISCAL 2025 FINANCIAL RESULTS
Revenue up 28% compared with year-ago quarter
Company raises midpoint of annual revenue outlook

Milpitas, Calif. – April 2, 2025 – Penguin Solutions, Inc. (“Penguin Solutions,” “we,” “us,” or the “Company”) (NASDAQ: PENG) today reported financial results for the second quarter of fiscal 2025 and announced the planned retirement of Chief Operating Officer (“COO”) and President of Integrated Memory Jack Pacheco.
Second Quarter Fiscal 2025 Highlights
•Net sales of $366 million, up 28.3% versus the year-ago quarter
•GAAP gross margin of 28.6%, down 20 basis points versus the year-ago quarter
•Non-GAAP gross margin of 30.8%, down 70 basis points versus the year-ago quarter
•GAAP diluted EPS of $0.09 versus $(0.26) in the year-ago quarter
•Non-GAAP diluted EPS of $0.52 versus $0.27 in the year-ago quarter

“We are pleased with the progress we are making in fiscal year 2025,” said Mark Adams, Chief Executive Officer (“CEO”) of Penguin Solutions. “Our results reinforce our capabilities in managing the complexity of AI for our valued customers. Given our strong start to the fiscal year, we are raising the midpoint of our revenue outlook for the full year.”
Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in thousands, except per share amounts)	Q2-25	Q1-25	Q2-24	Q2-25	Q1-25	Q2-24
Net sales:
Advanced Computing	$200,157	$177,426	$141,405	$200,157	$177,426	$141,405
Integrated Memory	105,260	96,706	83,297	105,260	96,706	83,297
Optimized LED	60,102	66,970	60,119	60,102	66,970	60,119
Total net sales	$365,519	$341,102	$284,821	$365,519	$341,102	$284,821

Gross profit	$104,648	$97,812	$81,934	$112,408	$105,122	$89,735
Operating income (loss)	18,488	17,356	(3,312)	49,090	40,918	26,514
Net income (loss) attributable to Penguin Solutions	8,082	5,217	(13,620)	33,836	26,518	14,141
Diluted earnings (loss) per share	$0.09	$0.10	$(0.26)	$0.52	$0.49	$0.27
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures are included within this press release.

Business Outlook
As of April 2, 2025, Penguin Solutions is providing the following financial outlook for fiscal year 2025:

New Outlook	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	17% YoY Growth +/- 3%	—		17% YoY Growth +/- 3%
Gross margin	29% +/- 1%	2%	(A)	31% +/- 1%
Operating expenses	$336 million +/- $5 million	($71) million	(B)(C)(D)	$265 million +/- $5 million
Diluted earnings per share	$-0.02 +/- $0.10	$1.62	(A)(B)(C)(D)(E)	$1.60 +/- $0.10
Diluted shares	54 million	1 million		55 million

Non-GAAP adjustments (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$31
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	48
(C) Goodwill impairment	16
(D) Other adjustments	7
(E) Estimated income tax effects	(13)
$89

Prior Outlook	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	15% YoY Growth +/- 5%	—		15% YoY Growth +/- 5%
Gross margin	30% +/- 1%	2%	(A)	32% +/- 1%
Operating expenses	$335 million +/- $15 million	($60) million	(B)(C)	$275 million +/- $15 million
Diluted earnings per share	$0.10 +/- $0.20	$1.40	(A)(B)(C)(D)	$1.50 +/- $0.20
Diluted shares	56.3 million	—		56.3 million

Non-GAAP adjustments (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$31
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	48
(C) Other adjustments	12
(D) Estimated income tax effects	(12)
$79
Second Quarter Fiscal 2025 Earnings Conference Call and Webcast Details
Penguin Solutions will hold a conference call and webcast to discuss the second quarter of fiscal 2025 results and related matters today, April 2, 2025, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by dialing +1-833-470-1428 in the United States or +1-404-975-4839 from international locations, using the access code 858614. The earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://ir.penguinsolutions.com/investors/default.aspx) where they will remain available for approximately one year.
Jack Pacheco to Retire as Chief Operating Officer and President of Integrated Memory

Jack Pacheco, Executive Vice President (“EVP”), COO and President of Integrated Memory, is expected to retire from the Company on December 31, 2025. The Company has initiated a succession planning process. Mr. Pacheco is expected to transition into a special advisor role if his successor is appointed before his retirement, and to provide consulting services following his retirement to ensure continuity and a smooth transition of his responsibilities.

Mr. Pacheco first joined the Company in 1994 and has served in various leadership roles during his tenure. He remained with the Company from 1994 until 2001, and then returned in 2004 as Chief Financial Officer (“CFO”), a position he held until 2008. In 2011, Mr. Pacheco returned to the Company and served as Senior Vice President, COO and CFO until becoming EVP, COO and President of Integrated Memory in September 2020.

“On behalf of the entire company, I want to thank Jack for his nearly 25 years of leadership and dedication,” said Mark Adams, CEO of Penguin Solutions. “Jack played a key role in scaling our memory business and strengthening our global operations. We’re grateful for his many contributions and his support through this transition.”
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of Penguin Solutions; statements regarding the extent and timing of and expectations regarding Penguin Solutions’ future revenues and expenses; statements regarding Penguin Solutions’ strategic transformation and priorities; statements regarding long-term effective tax rates; statements regarding the business and financial outlook for fiscal year 2025 described under “Business Outlook” above; and statements regarding the expected retirement of Mr. Pacheco and related succession planning activities.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of our control, including but not limited to: global business and economic conditions and growth trends in technology industries (including trends and markets related to artificial intelligence), our customer markets and various geographic regions; uncertainties in the geopolitical environment; the ability to manage our cost structure; disruptions in our operations or supply chain as a result of global pandemics or otherwise; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including our proposed redomiciliation to the United States (which remains subject to shareholder and court approval), our rebranding and related strategy, any existing or potential collaborations and additional investments in new products and additional capacity; acquisitions of companies or technologies and the failure to successfully integrate and operate them or customers’ negative reactions to them; issues, delays or complications in integrating the operations of Stratus Technologies; failure to achieve the intended benefits of the sale of SMART Brazil and its business; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; our dependence on a select number of customers and the timing and volume of customer orders; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market, LED market or other markets in which we participate; changes to applicable tax regimes or rates; changes to the valuation allowance for our deferred tax assets, including any potential inability to realize these assets in the future; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and the continuing availability of borrowings under term loans and revolving lines of credit and our ability to raise capital through debt or equity financings.
These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About

Market Risk” and “Liquidity and Capital Resources” contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and our other filings with the U.S. Securities and Exchange Commission. In addition, such risks, uncertainties and factors as outlined above and in such filings do not constitute all risks, uncertainties and factors that could cause our actual results to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that we make in this press release speak only as of the date of this press release. Except as required by law, we do not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP effective tax rate, non-GAAP net income, non-GAAP weighted-average shares outstanding, non-GAAP diluted earnings per share and adjusted EBITDA. Penguin Solutions’ management uses these non-GAAP measures to supplement Penguin Solutions’ financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense; amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships and trademarks/trade names acquired in connection with business combinations); cost of sales-related restructuring; diligence, acquisition and integration expense; redomiciliation costs; restructuring charges; impairment of goodwill; changes in the fair value of contingent consideration; gains (losses) from changes in foreign currency exchange rates; amortization of debt issuance costs; gain (loss) on extinguishment or prepayment of debt; other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies are reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense; income tax provision (benefit); depreciation expense and amortization of intangible assets; share-based compensation expense; cost of sales-related restructuring; diligence, acquisition and integration expense; redomiciliation costs; impairment of goodwill; restructuring charges; loss on extinguishment of debt and other infrequent or unusual items.
In fiscal 2024, for our non-GAAP reporting, we began to utilize a long-term projected non-GAAP effective tax rate of 28%, which includes the tax impact of pre-tax non-GAAP adjustments and reflects currently available information as well as other factors and assumptions. While we expect to use this normalized non-GAAP effective tax rate through fiscal 2025, this long-term non-GAAP effective tax rate may be subject to change for a variety of reasons, including the rapidly evolving global tax environment, significant changes in our geographic earnings mix or changes to our strategy or business operations. Our GAAP effective tax rate can vary significantly from quarter to quarter based on a variety of factors, including, but not limited to, discrete items which are recorded in the period they occur, the tax effects of certain items of income or expense, significant changes in our geographic earnings mix or changes to our strategy or business operations. We are unable to predict the timing and amounts of these items, which could significantly impact our GAAP effective tax rate, and therefore we are unable to reconcile our forward-looking non-GAAP effective tax rate measure to our GAAP effective tax rate.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about Penguin Solutions’ financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.

About Penguin Solutions
The most exciting technological advancements are also the most challenging for companies to adopt. At Penguin Solutions, we support our customers in achieving their ambitions across our computing, memory, and LED lines of business. With our expert skills, experience, and partnerships, we turn our customers’ most complex challenges into compelling opportunities.
For more information, visit www.penguinsolutions.com.

Penguin Solutions, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 28, 2025	November 29, 2024	March 1, 2024	February 28, 2025	March 1, 2024
Net sales:
Advanced Computing	$200,157	$177,426	$141,405	$377,583	$260,229
Integrated Memory	105,260	96,706	83,297	201,966	168,965
Optimized LED	60,102	66,970	60,119	127,072	129,874
Total net sales	365,519	341,102	284,821	706,621	559,068
Cost of sales	260,871	243,290	202,887	504,161	394,284
Gross profit	104,648	97,812	81,934	202,460	164,784

Operating expenses:
Research and development	19,907	19,811	20,526	39,718	41,915
Selling, general and administrative	59,315	60,536	61,385	119,851	118,602
Impairment of goodwill	6,079	—	—	6,079	—
Other operating expense	859	109	3,335	968	6,274
Total operating expenses	86,160	80,456	85,246	166,616	166,791
Operating income (loss)	18,488	17,356	(3,312)	35,844	(2,007)

Non-operating (income) expense:
Interest expense, net	2,183	4,396	7,249	6,579	16,808
Other non-operating (income) expense	(209)	636	248	427	(328)
Total non-operating (income) expense	1,974	5,032	7,497	7,006	16,480
Income (loss) before taxes	16,514	12,324	(10,809)	28,838	(18,487)

Income tax provision	7,643	6,360	2,198	14,003	5,732
Net income (loss) from continuing operations	8,871	5,964	(13,007)	14,835	(24,219)
Net loss from discontinued operations	—	—	—	—	(8,148)
Net income (loss)	8,871	5,964	(13,007)	14,835	(32,367)
Net income attributable to noncontrolling interest	789	747	613	1,536	1,174
Net income (loss) attributable to Penguin Solutions	8,082	5,217	(13,620)	13,299	(33,541)

Preferred share dividends	2,600	—	—	2,600	—
Income available for distribution	5,482	5,217	(13,620)	10,699	(33,541)
Income allocated to participating securities	482	—	—	492	—
Net income available to ordinary shareholders	$5,000	$5,217	$(13,620)	$10,207	$(33,541)

Basic earnings (loss) per share:
Continuing operations	$0.09	$0.10	$(0.26)	$0.19	$(0.49)
Discontinued operations	—	—	—	—	(0.15)
	$0.09	$0.10	$(0.26)	$0.19	$(0.64)

Diluted earnings (loss) per share:
Continuing operations	$0.09	$0.10	$(0.26)	$0.19	$(0.49)
Discontinued operations	—	—	—	—	(0.15)
	$0.09	$0.10	$(0.26)	$0.19	$(0.64)

Shares used in per share calculations:
Basic	53,454	53,482	52,031	53,468	52,050
Diluted	54,384	54,312	52,031	54,484	52,050

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except percentages)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 28, 2025	November 29, 2024	March 1, 2024	February 28, 2025	March 1, 2024
GAAP gross profit	$104,648	$97,812	$81,934	$202,460	$164,784
Share-based compensation expense	1,776	1,643	1,691	3,419	3,506
Amortization of acquisition-related intangibles	5,907	5,909	5,894	11,816	11,838
Cost of sales-related restructuring	77	(42)	216	35	884
Other	—	(200)	—	(200)	—
Non-GAAP gross profit	$112,408	$105,122	$89,735	$217,530	$181,012

GAAP gross margin	28.6%	28.7%	28.8%	28.7%	29.5%
Effect of adjustments	2.2%	2.1%	2.7%	2.1%	2.9%
Non-GAAP gross margin	30.8%	30.8%	31.5%	30.8%	32.4%

GAAP operating expenses	$86,160	$80,456	$85,246	$166,616	$166,791
Share-based compensation expense	(9,804)	(9,888)	(8,948)	(19,692)	(18,103)
Amortization of acquisition-related intangibles	(2,932)	(3,846)	(3,857)	(6,778)	(7,921)
Diligence, acquisition and integration expense	(567)	(833)	(5,885)	(1,400)	(6,674)
Redomiciliation costs (1)	(2,359)	(1,243)	—	(3,602)	—
Impairment of goodwill	(6,079)	—	—	(6,079)	—
Restructuring charges	(859)	(109)	(3,335)	(968)	(6,274)
Other (1)	(242)	(333)	—	(575)	—
Non-GAAP operating expenses	$63,318	$64,204	$63,221	$127,522	$127,819

GAAP operating income (loss)	$18,488	$17,356	$(3,312)	$35,844	$(2,007)
Share-based compensation expense	11,580	11,531	10,639	23,111	21,609
Amortization of acquisition-related intangibles	8,839	9,755	9,751	18,594	19,759
Cost of sales-related restructuring	77	(42)	216	35	884
Diligence, acquisition and integration expense	567	833	5,885	1,400	6,674
Redomiciliation costs (1)	2,359	1,243	—	3,602	—
Impairment of goodwill	6,079	—	—	6,079	—
Restructuring charges	859	109	3,335	968	6,274
Other (1)	242	133	—	375	—
Non-GAAP operating income	$49,090	$40,918	$26,514	$90,008	$53,193
(1) In the second quarter of fiscal 2025 we began breaking out redomiciliation costs from “Other.” All periods presented have been adjusted to reflect this change.

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 28, 2025	November 29, 2024	March 1, 2024	February 28, 2025	March 1, 2024
GAAP net income (loss) attributable to Penguin Solutions	$8,082	$5,217	$(13,620)	$13,299	$(25,393)
Share-based compensation expense	11,580	11,531	10,639	23,111	21,609
Amortization of acquisition-related intangibles	8,839	9,755	9,751	18,594	19,759
Cost of sales-related restructuring	77	(42)	216	35	884
Diligence, acquisition and integration expense	567	833	5,885	1,400	6,674
Redomiciliation costs (1)	2,359	1,243	—	3,602	—
Impairment of goodwill	6,079	—	—	6,079	—
Restructuring charges	859	109	3,335	968	6,274
Amortization of debt issuance costs	950	953	968	1,903	2,010
Loss (gain) on extinguishment or prepayment of debt	—	—	325	—	325
Foreign currency (gains) losses	24	1,028	182	1,052	(364)
Other (1)	242	133	—	375	—
Income tax effects	(5,822)	(4,242)	(3,540)	(10,064)	(5,099)
Non-GAAP net income attributable to Penguin Solutions	33,836	26,518	14,141	60,354	26,679

Preferred share dividends	2,600	—	—	2,600	—
Non-GAAP income available for distribution	31,236	26,518	14,141	57,754	29,887
Income allocated to participating securities	2,706	—	—	2,610	—
Non-GAAP net income available to ordinary shareholders	$28,530	$26,518	$14,141	$55,144	$29,887

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	54,384	54,312	52,031	54,484	52,050
Adjustment for dilutive securities and capped calls	—	—	1,043	—	1,128
Non-GAAP weighted-average shares outstanding	54,384	54,312	53,074	54,484	53,178

Diluted earnings (loss) per share from continuing operations:
GAAP diluted earnings (loss) per share	$0.09	$0.10	$(0.26)	$0.19	$(0.49)
Effect of adjustments	0.43	0.39	0.53	0.82	0.99
Non-GAAP diluted earnings per share	$0.52	$0.49	$0.27	$1.01	$0.50

Net income (loss) attributable to Penguin Solutions	$8,082	$5,217	$(13,620)	$13,299	$(25,393)
Interest expense, net	2,183	4,396	7,249	6,579	16,808
Income tax provision (benefit)	7,643	6,360	2,198	14,003	5,732
Depreciation expense and amortization of intangible assets	14,037	14,961	17,156	28,998	34,810
Share-based compensation expense	11,580	11,531	10,639	23,111	21,609
Cost of sales-related restructuring	77	(42)	216	35	884
Diligence, acquisition and integration expense	567	833	5,885	1,400	6,674
Redomiciliation costs (1)	2,359	1,243	—	3,602	—
Impairment of goodwill	6,079	—	—	6,079	—
Restructuring charges	859	109	3,335	968	6,274
Loss on extinguishment of debt	—	—	325	—	325
Other (1)	242	133	—	375	—
Adjusted EBITDA	$53,708	$44,741	$33,383	$98,449	$67,723
(1) In the second quarter of fiscal 2025 we began breaking out redomiciliation costs from “Other.” All periods presented have been adjusted to reflect this change.

Penguin Solutions, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	February 28, 2025	August 30, 2024
Assets
Cash and cash equivalents	$621,682	$383,147
Short-term investments	25,323	6,337
Accounts receivable, net	330,384	251,743
Inventories	199,737	151,213
Other current assets	67,639	75,264
Total current assets	1,244,765	867,704
Property and equipment, net	97,116	106,548
Operating lease right-of-use assets	56,363	60,349
Intangible assets, net	103,280	121,454
Goodwill	155,879	161,958
Deferred tax assets	84,944	85,078
Other noncurrent assets	68,997	71,415
Total assets	$1,811,344	$1,474,506

Liabilities and Equity
Accounts payable and accrued expenses	$278,093	$219,090
Current debt	19,891	—
Deferred revenue	121,646	63,954
Other current liabilities	54,075	44,552
Total current liabilities	473,705	327,596
Long-term debt	638,900	657,347
Noncurrent operating lease liabilities	56,816	60,542
Other noncurrent liabilities	30,032	29,813
Total liabilities	1,199,453	1,075,298

Commitments and contingencies

Penguin Solutions shareholders’ equity:
Preferred shares	6	—
Ordinary shares	1,849	1,807
Additional paid-in capital	731,323	513,335
Retained earnings	40,684	29,985
Treasury shares	(171,351)	(153,756)
Accumulated other comprehensive income (loss)	17	10
Total Penguin Solutions shareholders’ equity	602,528	391,381
Noncontrolling interest in subsidiary	9,363	7,827
Total equity	611,891	399,208
Total liabilities and equity	$1,811,344	$1,474,506

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 28, 2025	November 29, 2024	March 1, 2024	February 28, 2025	March 1, 2024
Cash flows from operating activities
Net income (loss)	$8,871	$5,964	$(13,007)	$14,835	$(32,367)
Net loss from discontinued operations	—	—	—	—	(8,148)
Net income (loss) from continuing operations	8,871	5,964	(13,007)	14,835	(24,219)
Adjustments to reconcile net income (loss) from continuing operations to cash provided by (used for) operating activities
Depreciation expense and amortization of intangible assets	14,037	14,961	17,156	28,998	34,810
Amortization of debt issuance costs	950	953	968	1,903	2,010
Share-based compensation expense	11,580	11,531	10,639	23,111	21,609
Impairment of goodwill	6,079	—	—	6,079	—
Loss on extinguishment or prepayment of debt	—	—	325	—	325
Deferred income taxes, net	(48)	211	476	163	194
Other	(716)	(712)	(208)	(1,428)	456
Changes in operating assets and liabilities:
Accounts receivable	(54,755)	(23,885)	872	(78,640)	49,530
Inventories	47,215	(93,380)	35,678	(46,165)	2,214
Other assets	15,015	705	(23,229)	15,720	(21,127)
Accounts payable and accrued expenses and other liabilities	24,649	97,471	(22,587)	122,120	994
Payment of acquisition-related contingent consideration	—	—	(29,000)	—	(29,000)
Net cash provided by (used for) operating activities from continuing operations	72,877	13,819	(21,917)	86,696	37,796
Net cash used for operating activities from discontinued operations	—	—	—	—	(28,235)
Net cash provided by (used for) operating activities	72,877	13,819	(21,917)	86,696	9,561

Cash flows from investing activities
Capital expenditures and deposits on equipment	(2,335)	(1,836)	(5,204)	(4,171)	(9,852)
Proceeds from maturities of investment securities	11,055	3,780	12,290	14,835	21,955
Purchases of held-to-maturity investment securities	(12,671)	(20,723)	(11,034)	(33,394)	(19,503)
Purchases of non-marketable investments	—	—	—	—	—
Other	(398)	(143)	(558)	(541)	(746)
Net cash used for investing activities from continuing operations	(4,349)	(18,922)	(4,506)	(23,271)	(8,146)
Net cash provided by investing activities from discontinued operations	—	—	—	—	118,938
Net cash provided by (used for) investing activities	$(4,349)	$(18,922)	$(4,506)	$(23,271)	$110,792

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows, Continued
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	February 28, 2025	November 29, 2024	March 1, 2024	February 28, 2025	March 1, 2024
Cash flows from financing activities
Proceeds from issuance of convertible preferred shares, net of issuance costs	$191,182	$—	$—	$191,182	$—
Repayments of debt	—	—	(37,211)	—	(51,634)
Payment of acquisition-related contingent consideration	—	—	(21,000)	—	(21,000)
Payments to acquire ordinary shares	(6,472)	(11,123)	(2,732)	(17,595)	(15,862)
Payment of preferred share cash dividends	(2,233)	—	—	(2,233)	—
Distribution to noncontrolling interest	—	—	—	—	(1,470)
Proceeds from issuance of ordinary shares	382	3,360	792	3,742	4,247
Other	—	—	(1)	—	(583)
Net cash used for financing activities from continuing operations	182,859	(7,763)	(60,152)	175,096	(86,302)
Net cash used for financing activities from discontinued operations	—	—	—	—	(606)
Net cash used for financing activities	182,859	(7,763)	(60,152)	175,096	(86,908)

Effect of changes in currency exchange rates	—	—	(155)	—	(1,180)
Net increase (decrease) in cash, cash equivalents and restricted cash	251,387	(12,866)	(86,730)	238,521	32,265
Cash, cash equivalents and restricted cash at beginning of period	370,611	383,477	529,059	383,477	410,064
Cash, cash equivalents and restricted cash at end of period	$621,998	$370,611	$442,329	$621,998	$442,329

Investor Contact:	PR Contact:
Suzanne Schmidt	Maureen O’Leary
Investor Relations	Director Communications
+1-510-360-8596	1-602-330-6846
ir@penguinsolutions.com	pr@penguinsolutions.com